Exhibit 99.1

For Immediate Release:	April 23, 2018

SIMMONS REPORTS RECORD EARNINGS FOR FIRST QUARTER 2018

Pine Bluff, AR – Simmons First National Corporation (NASDAQ-GS: SFNC) today announced record net income of $51.3 million for the quarter ended March 31, 2018, compared to $22.1 million for the same period in 2017, an increase of $29.2 million, or 132.0%. Diluted earnings per share were $0.55, an increase of $0.20, or 57.1%, from the same period in 2017. Included in first quarter 2018 results was $1.3 million in net after-tax merger-related and branch right-sizing costs.

Excluding the impact of these items, core earnings were $52.6 million for the quarter ended March 31, 2018, compared to $22.5 million for the quarter ended March 31, 2017, an increase of $30.1 million, or 133.5%. Diluted earnings per share were $0.57, an increase of $0.21, or 58.3%, from the same period in 2017.

During the quarter, the Company completed its conversion of Southwest Bank with and into its subsidiary, Simmons Bank, as well as completed its offering of $330 million aggregate principal amount of 5.00% Fixed-to-Floating Rate Subordinated Notes due 2028 (the “Notes”). The Notes will bear a fixed interest rate of 5.00% per year in years 1-5, payable semi-annually in arrears, and a floating rate equal to three-month LIBOR plus 215 basis points in years 6-10, payable quarterly in arrears. The Notes were offered to the public at 100% of their face amount. The Company expects to use approximately $222 million of the net proceeds from the sale of the Notes to repay outstanding indebtedness and the remainder for general corporate purposes.

“We are off to a productive start for 2018,” said George A. Makris, Jr., chairman and CEO.

Makris continued, “The conversion of Southwest Bank is now complete and we look forward to continuing to serve our new customers in the Texas markets. We remain focused on the Bank SNB conversion and anticipate it will also be a smooth transition for our customers. We are excited about building a stronger and more diverse organization.”

The Company completed a 2-for-1 stock split effective February 8, 2018. Financial statements, including earnings per share as well as other share-related disclosures, have been adjusted to include the impact of the stock split on all periods presented.

Selected Highlights:	1st Qtr 2018	4th Qtr 2017	1st Qtr 2017

Net income	$51.3 million	$18.9 million	$22.1 million
Diluted earnings per share	$0.55	$0.22	$0.35
Return on avg assets	1.38%	0.54%	1.07%
Return on avg common equity	9.90%	3.88%	7.69%
Return on tangible common equity	18.77%	7.53%	12.22%
Net interest margin(1)	4.17%	4.21%	4.04%

Core earnings(2)	$52.6 million	$42.0 million	$22.5 million
Diluted core earnings per share(2)	$0.57	$0.48	$0.36
Core return on avg assets(2)	1.41%	1.20%	1.09%
Core return on avg common equity(2)	10.15%	8.63%	7.83%
Core return on tangible common equity(2)	19.23%	15.97%	12.44%
Core net interest margin(1)(2)	3.82%	3.70%	3.80%

Efficiency ratio	53.24%	51.36%	60.92%

(1)	Fully tax equivalent.
(2)	Core earnings excludes non-core items, which is a non-GAAP measurement.

P.O. BOX 7009 501 MAIN STREET PINE BLUFF, ARKANSAS 71611-7009 (870) 541-1000 www.simmonsbank.com

Loans

	1st Qtr 2018	4th Qtr 2017	1st Qtr 2017

Total loans	$11.0 billion	$10.8 billion	$5.8 billion
Legacy loans (all loans excluding loans acquired)	$6.3 billion	$5.7 billion	$4.6 billion
Loans acquired	$4.7 billion	$5.1 billion	$1.2 billion

Total loans, including those acquired, were $11.0 billion at March 31, 2018, an increase of $5.2 billion, or 90.2% from March 31, 2017.

On a linked-quarter basis (March 31, 2018 compared to December 31, 2017), total loans increased $207.6 million, or 1.9%. The increase was due to:

•	$126 million net increase in loans at Simmons Bank which includes:
o	Southwest Bank loans that merged into Simmons Bank as of February 20, 2018
o	$25 million decrease in liquidating portfolio (indirect lending and consumer finance)
o	$24 million decrease from seasonal agricultural loan payoffs
•	$82 million net increase in loans at Bank SNB

Deposits

	1st Qtr 2018	4th Qtr 2017	1st Qtr 2017

Total deposits	$11.7 billion	$11.1 billion	$6.8 billion
Non-time deposits	$9.5 billion	$9.2 billion	$5.5 billion
Time deposits	$2.2 billion	$1.9 billion	$1.3 billion

At March 31, 2018, total deposits were $11.7 billion, an increase of 71.7%, compared to the same period in 2017 and a 5.1% increase from December 31, 2017. The increase is from the recent acquisitions and growth in core deposits. Total non-time deposits increased 70.6% compared to the same period in 2017, and comprised 81.1% of total deposits.

“We continue to focus on core deposits as a funding source for growth. We believe we have an opportunity to capitalize on the successes of the first quarter, especially in our new markets,” said Makris.

Net Interest Income

The Company’s net interest income for the first quarter of 2018 was $135.0 million, an increase of $62.6 million, or 86.5%, from the same period of 2017. Included in interest income was the yield accretion recognized on loans acquired of $11.3 million and $4.4 million for the first quarters of 2018 and 2017, respectively. Yield accretion was $2.7 million higher than projected due to accelerated cash flows of acquired loans. Based on our cash flow projections, we expect total accretion for 2018 to be in the range of $25 million to $28 million with more accretion income during the first part of the year and declining during the latter part of 2018.

Net interest margin was 4.17% for the quarter ended March 31, 2018, a 13 basis point increase from the same quarter of 2017. The Company’s core net interest margin, excluding the accretion, was 3.82% for the first quarter of 2018, a 2 basis point increase from March 31, 2017 and a 12 basis point increase from December 31, 2017. Cost of interest bearing deposits was 0.74% for the first quarter of 2018, a 41 basis point increase from March 31, 2017 and an 11 basis point increase from December 31, 2017.

Non-Interest Income

Non-interest income for the first quarter 2018 was $37.5 million, an increase of $7.5 million compared to the first quarter of 2017. The increase was primarily due to additional mortgage income, trust income, service charge and fee income resulting from the acquisitions.

Non-Interest Expense

Non-interest expense for the first quarter of 2018 was $98.1 million, an increase of $31.8 million compared to the first quarter of 2017. Included in this quarter were $1.3 million of net after-tax merger-related expenses and branch rightsizing costs. Excluding these expenses, core non-interest expense was $96.3 million.

The increases during the quarter were driven by incremental increases in operating expenses related to the additions of Bank SNB and Southwest Bank during the fourth quarter of 2017. The efficiency ratio for the first quarter 2018 was 53.24%.

Asset Quality

	1st Qtr 2018	4th Qtr 2017	1st Qtr 2017

Allowance for loan losses to total loans	0.75%	0.73%	0.82%
Allowance for loan losses to non-performing loans	99%	90%	71%
Non-performing loans to total loans	0.76%	0.81%	1.15%
Net charge-off ratio (annualized)	0.24%	0.53%	0.18%
Net charge-off ratio excluding credit cards	0.20%	0.51%	0.11%

All loans acquired are recorded at their discounted net present value; therefore, they are excluded from the computations of the asset quality ratios for the legacy loan portfolio, except for their inclusion in total assets.

At March 31, 2018, the allowance for loan losses for legacy loans was $47.2 million. The allowance for loan losses for loans acquired was $407,000 and the acquired loan discount credit mark was $79.1 million. The allowances for loan losses and credit marks provide a total of $126.7 million of coverage, which equates to a total coverage ratio of 1.1% of gross loans. The ratio of credit mark and related allowance to loans acquired was 1.7%.

Provision for loan losses for the first quarter of 2018 was $9.2 million, an increase of $4.8 million compared to March 31, 2017. The provision increase was due to increased loan migration during the quarter from the fourth quarter of 2017 acquisitions, which is consistent with our previous guidance.

Foreclosed Assets and Other Real Estate Owned

At March 31, 2018, foreclosed assets and other real estate owned were $29.1 million, an increase of $2.7 million, or 10.3%, compared to the same period in 2017 and a decrease of $3.0 million, or 9.3% from December 31, 2017. The composition of these assets is divided into three types:

	1st Qtr 2018	4th Qtr 2017	1st Qtr 2017

Closed bank branches, branch sites & associate relocation	$8.1 million	$9.8 million	$5.8 million
Foreclosed assets - acquired	$14.9 million	$16.0 million	$15.1 million
Foreclosed assets - legacy	$6.1 million	$6.3 million	$5.5 million

Capital

	1st Qtr 2018	4th Qtr 2017	1st Qtr 2017

Stockholders’ equity to total assets	13.5%	13.9%	13.6%
Tangible common equity to tangible assets	7.9%	8.1%	9.4%
Regulatory tier 1 leverage ratio	8.6%	9.2%	10.9%
Regulatory total risk-based capital ratio	13.8%	11.4%	14.4%

At March 31, 2018, common stockholders' equity was $2.1 billion, book value per share was $22.86 and tangible book value per share was $12.62. Asset growth due to the subordinated debt offering caused Tangible Common Equity to temporarily dip below 8%. With the anticipated pay off of approximately $104 million in parent company debt during the second and third quarters, along with earnings growth, this ratio will increase to a range of 8-9% which reflects a normal operating range for the Company.

Simmons First National Corporation

Simmons First National Corporation is a financial holding company, headquartered in Pine Bluff, Arkansas, with total assets of $15.6 billion as of March 31, 2018 conducting financial operations throughout Arkansas, Colorado, Kansas, Missouri, Oklahoma, Tennessee and Texas. The Company, through its subsidiaries, offers comprehensive financial solutions delivered with a client-centric approach. The Company’s common stock trades on the NASDAQ Global Select Market under the symbol “SFNC.”

Conference Call

Management will conduct a live conference call to review this information beginning at 9:00 a.m. CDT on Tuesday, April 24, 2018. Interested persons can listen to this call by dialing toll-free 1-866-298-7926 (United States and Canada only) and asking for the Simmons First National Corporation conference call, conference ID 4198919. In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsbank.com.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant non-core activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

Forward-Looking Statements

Statements in this news release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date of this news release, and we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand, changes in the assumptions used in making the forward-looking statements, and the Company’s ability to manage and successfully integrate its mergers and acquisitions could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:

DAVID W. GARNER

EVP and Investor Relations Officer

Simmons First National Corporation

(870) 541-1000

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2018	2017	2017	2017	2017
($ in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$170,811	$205,025	$108,675	$112,567	$103,875
Interest bearing balances due from banks and federal funds sold	688,853	393,017	323,615	217,047	201,406
Cash and cash equivalents	859,664	598,042	432,290	329,614	305,281
Interest bearing balances due from banks - time	3,069	3,314	4,059	6,057	4,563
Investment securities - held-to-maturity	352,756	368,058	406,033	419,003	431,176
Investment securities - available-for-sale	1,830,113	1,589,517	1,317,420	1,190,600	1,257,813
Mortgage loans held for sale	17,708	24,038	12,614	16,266	9,754
Assets held in trading accounts	-	-	49	50	55
Other assets held for sale	24,784	165,780	182,378	-	-
Loans:
Legacy loans	6,290,383	5,705,609	5,211,312	5,000,572	4,632,905
Allowance for loan losses	(47,207)	(41,668)	(42,717)	(41,379)	(37,865)
Loans acquired, net of discount and allowance	4,696,945	5,074,076	1,092,039	1,224,739	1,144,291
Net loans	10,940,121	10,738,017	6,260,634	6,183,932	5,739,331
Premises and equipment	289,355	287,249	224,376	230,641	221,880
Premises held for sale	-	-	-	-	4,611
Foreclosed assets and other real estate owned	29,140	32,118	31,477	26,012	26,421
Interest receivable	42,129	43,528	30,749	27,337	26,089
Bank owned life insurance	186,473	185,984	148,984	148,134	139,439
Goodwill	845,687	842,651	375,731	379,437	350,035
Other intangible assets	99,504	106,071	55,501	58,528	51,408
Other assets	76,806	71,439	53,075	52,697	58,782
Total assets	$15,597,309	$15,055,806	$9,535,370	$9,068,308	$8,626,638

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$2,734,287	$2,665,249	$1,669,860	$1,650,986	$1,554,675
Interest bearing transaction accounts and savings deposits	6,720,754	6,494,896	4,344,779	4,141,426	3,987,730
Time deposits less than $100,000	1,166,717	1,196,760	675,186	645,855	653,538
Time deposits greater than $100,000	1,035,157	735,970	635,765	665,268	592,345
Total deposits	11,656,915	11,092,875	7,325,590	7,103,535	6,788,288
Federal funds purchased and securities sold
under agreements to repurchase	120,909	122,444	121,687	121,419	110,007
Other borrowings	1,140,986	1,380,024	522,541	474,962	441,074
Subordinated notes and debentures	468,465	140,565	67,418	67,312	60,503
Other liabilities held for sale	2,781	157,366	176,964	-	-
Accrued interest and other liabilities	98,202	77,968	63,971	67,004	55,877
Total liabilities	13,488,258	12,971,242	8,278,171	7,834,232	7,455,749

Stockholders' equity:
Common stock	922	920	644	644	628
Surplus	1,590,547	1,586,034	763,121	761,432	716,250
Undivided profits	551,644	514,874	504,085	483,322	468,309
Accumulated other comprehensive loss:
Unrealized depreciation on AFS securities	(34,062)	(17,264)	(10,651)	(11,322)	(14,298)
Total stockholders' equity	2,109,051	2,084,564	1,257,199	1,234,076	1,170,889
Total liabilities and stockholders' equity	$15,597,309	$15,055,806	$9,535,370	$9,068,308	$8,626,638

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2018	2017	2017	2017	2017
($ in thousands, except per share data)
INTEREST INCOME
Loans	$143,350	$132,617	$77,457	$73,549	$68,728
Interest bearing balances due from banks and federal funds sold	1,009	947	650	214	122
Investment securities	12,622	11,456	9,218	9,990	9,451
Mortgage loans held for sale	158	175	159	145	126
TOTAL INTEREST INCOME	157,139	145,195	87,484	83,898	78,427
INTEREST EXPENSE
Time deposits	4,842	3,944	2,110	1,832	1,758
Other deposits	10,755	8,762	3,920	2,984	2,446
Federal funds purchased and securities
sold under agreements to repurchase	110	97	83	92	75
Other borrowings	5,139	3,993	1,875	1,559	1,194
Subordinated notes and debentures	1,327	1,480	677	619	574
TOTAL INTEREST EXPENSE	22,173	18,276	8,665	7,086	6,047
NET INTEREST INCOME	134,966	126,919	78,819	76,812	72,380
Provision for loan losses	9,150	9,601	5,462	7,023	4,307
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	125,816	117,318	73,357	69,789	68,073
NON-INTEREST INCOME
Trust income	5,249	6,020	4,225	4,113	4,212
Service charges on deposit accounts	10,345	10,587	8,907	8,483	8,102
Other service charges and fees	2,750	2,774	2,433	2,515	2,197
Mortgage and SBA lending income	4,445	3,713	3,219	3,961	2,423
Investment banking income	834	786	680	637	690
Debit and credit card fees	8,796	8,801	8,864	8,659	7,934
Bank owned life insurance income	1,103	1,101	725	859	818
Gain (loss) on sale of securities, net	6	(1,243)	3	2,236	63
Other income	4,007	4,090	7,276	4,281	3,621
TOTAL NON-INTEREST INCOME	37,535	36,629	36,332	35,744	30,060
NON-INTEREST EXPENSE
Salaries and employee benefits	56,357	49,288	35,285	34,205	35,536
Occupancy expense, net	6,960	6,700	4,928	4,868	4,663
Furniture and equipment expense	4,403	5,533	4,840	4,550	4,443
Other real estate and foreclosure expense	1,020	865	1,071	517	589
Deposit insurance	2,128	1,216	1,020	780	680
Merger-related costs	1,711	14,044	752	6,603	524
Other operating expenses	25,494	30,844	18,263	19,885	19,887
TOTAL NON-INTEREST EXPENSE	98,073	108,490	66,159	71,408	66,322
NET INCOME BEFORE INCOME TAXES	65,278	45,457	43,530	34,125	31,811
Provision for income taxes	13,966	26,554	14,678	11,060	9,691
NET INCOME	$51,312	$18,903	$28,852	$23,065	$22,120
BASIC EARNINGS PER SHARE	$0.56	$0.22	$0.45	$0.36	$0.35
DILUTED EARNINGS PER SHARE	$0.55	$0.22	$0.44	$0.36	$0.35

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2018	2017	2017	2017	2017
($ in thousands)
Tier 1 capital
Stockholders' equity	$2,109,051	$2,084,564	$1,257,199	$1,234,076	$1,170,889
Trust preferred securities, net allowable	-	-	67,418	67,312	60,503
Disallowed intangible assets, net of deferred tax	(918,162)	(902,371)	(401,419)	(406,990)	(361,944)
Unrealized loss on AFS securities	34,062	17,264	10,651	11,322	14,298
Total Tier 1 capital	1,224,951	1,199,457	933,849	905,720	883,746

Tier 2 capital
Qualifying unrealized gain on AFS equity securities	1	1	1	1	2
Trust preferred securities and subordinated debt	468,465	140,565	-	-	-
Qualifying allowance for loan losses and
reserve for unfunded commitments	54,436	48,947	46,709	45,369	41,303
Total Tier 2 capital	522,902	189,513	46,710	45,370	41,305
Total risk-based capital	$1,747,853	$1,388,970	$980,559	$951,090	$925,051

Common equity
Tier 1 capital	$1,224,951	$1,199,457	$933,849	$905,720	$883,746
Less: Trust preferred securities	-	-	(67,418)	(67,312)	(60,503)
Total common equity	$1,224,951	$1,199,457	$866,431	$838,408	$823,243

Risk weighted assets	$12,700,874	$12,234,160	$7,239,923	$6,925,727	$6,425,150

Adjusted average assets for leverage ratio	$14,209,148	$13,016,478	$8,789,175	$8,424,763	$8,076,525

Ratios at end of quarter
Equity to assets	13.52%	13.85%	13.18%	13.61%	13.57%
Tangible common equity to tangible assets (1)	7.94%	8.05%	9.07%	9.22%	9.35%
Common equity Tier 1 ratio (CET1)	9.64%	9.80%	11.97%	12.11%	12.81%
Tier 1 leverage ratio	8.62%	9.21%	10.62%	10.75%	10.94%
Tier 1 risk-based capital ratio	9.64%	9.80%	12.90%	13.08%	13.75%
Total risk-based capital ratio	13.76%	11.35%	13.54%	13.73%	14.40%

(1) Calculations of tangible common equity to tangible assets and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2018	2017	2017	2017	2017
($ in thousands)
Legacy Loan Portfolio - End of Period (1)
Consumer
Credit cards	$176,602	$185,422	$176,316	$176,953	$171,947
Other consumer	284,285	280,094	317,946	366,136	349,200
Total consumer	460,887	465,516	494,262	543,089	521,147
Real Estate
Construction	786,077	614,155	515,274	457,896	365,051
Single-family residential	1,193,464	1,094,633	1,048,403	1,014,412	957,717
Other commercial	2,611,358	2,530,824	2,231,223	2,089,707	1,959,677
Total real estate	4,590,899	4,239,612	3,794,900	3,562,015	3,282,445
Commercial
Commercial	971,704	825,217	688,960	678,932	657,606
Agricultural	128,247	148,302	207,849	191,345	141,125
Total commercial	1,099,951	973,519	896,809	870,277	798,731
Other	138,646	26,962	25,341	25,191	30,582
Total Loans	$6,290,383	$5,705,609	$5,211,312	$5,000,572	$4,632,905

(1) Excludes all acquired loans.

Investment Securities - End of Period
Held-to-Maturity
U.S. Government agencies	$46,961	$46,945	$66,928	$67,912	$68,895
Mortgage-backed securities	15,404	16,132	16,972	17,882	18,743
State and political subdivisions	286,901	301,491	320,116	331,249	341,854
Other securities	3,490	3,490	2,017	1,960	1,684
Total held-to-maturity	352,756	368,058	406,033	419,003	431,176
Available-for-Sale
U.S. Treasury	$-	$-	$-	$19,997	$-
U.S. Government agencies	149,804	139,724	208,220	147,619	142,356
Mortgage-backed securities	1,356,179	1,187,317	959,698	878,205	927,277
State and political subdivisions	185,888	143,165	84,822	83,672	130,747
FHLB stock	58,177	58,914	24,415	21,772	19,149
Other securities	80,065	60,397	40,265	39,335	38,285
Total available-for-sale	1,830,113	1,589,517	1,317,420	1,190,600	1,257,814
Total investment securities	$2,182,869	$1,957,575	$1,723,453	$1,609,603	$1,688,990
Fair value - HTM investment securities	$354,649	$373,298	$412,140	$425,263	$435,701

Investment Securities - QTD Average
Taxable securities	$1,618,270	$1,569,173	$1,229,172	$1,244,071	$1,185,794
Tax exempt securities	460,675	446,040	409,062	467,420	455,481
Total investment securities - QTD average	$2,078,945	$2,015,213	$1,638,234	$1,711,491	$1,641,275

Simmons First National Corporation					SFNC
Consolidated Loans and Credit Coverage
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2018	2017	2017	2017	2017
($ in thousands)
LOANS
Legacy loans	$6,290,383	$5,705,609	$5,211,312	$5,000,572	$4,632,905
Allowance for loan losses (legacy loans)	(47,207)	(41,668)	(42,717)	(41,379)	(37,865)
Legacy loans (net of allowance)	6,243,176	5,663,941	5,168,595	4,959,193	4,595,040
Loans acquired	4,776,439	5,163,769	1,117,424	1,253,539	1,173,667
Credit discount	(79,087)	(89,275)	(24,994)	(28,409)	(28,941)
Allowance for loan losses (loans acquired)	(407)	(418)	(391)	(391)	(435)
Loans acquired (net of discount and allowance)	4,696,945	5,074,076	1,092,039	1,224,739	1,144,291
Net loans	$10,940,121	$10,738,017	$6,260,634	$6,183,932	$5,739,331

Loan Coverage Ratios
Allowance for loan losses to legacy loans	0.75%	0.73%	0.82%	0.83%	0.82%

Discount for credit losses and allowance on loans acquired
to total loans acquired plus discount for credit losses
and allowance on loans acquired (non-GAAP) (1)	1.66%	1.74%	2.27%	2.30%	2.50%

Total allowance and credit coverage (non-GAAP) (1)	1.14%	1.21%	1.08%	1.12%	1.16%

(1) Calculations of the non-GAAP loan coverage ratios and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2018	2017	2017	2017	2017
($ in thousands)
Allowance for Loan Losses (Legacy Loans)
Balance, beginning of quarter	$41,668	$42,717	$41,379	$37,865	$36,286
Loans charged off
Credit cards	999	943	1,017	901	1,044
Other consumer	1,056	781	819	993	1,174
Real estate	455	4,725	896	1,712	656
Commercial	1,761	4,754	2,442	349	292
Total loans charged off	4,271	11,203	5,174	3,955	3,166

Recoveries of loans previously charged off
Credit cards	263	233	275	277	236
Other consumer	94	468	445	636	690
Real estate	302	233	309	216	232
Commercial	69	20	21	32	30
Total recoveries	728	954	1,050	1,161	1,188
Net loans charged off	3,543	10,249	4,124	2,794	1,978
Provision for loan losses	9,082	9,200	5,462	6,308	3,557
Balance, end of quarter	$47,207	$41,668	$42,717	$41,379	$37,865

Non-performing assets (1) (2)
Non-performing loans
Nonaccrual loans	$47,395	$45,642	$54,439	$57,127	$52,913
Loans past due 90 days or more	336	520	232	281	231
Total non-performing loans	47,731	46,162	54,671	57,408	53,144
Other non-performing assets
Foreclosed assets and other real estate owned (2)	29,140	32,118	31,477	26,012	26,421
Other non-performing assets	794	675	639	485	352
Total other non-performing assets	29,934	32,793	32,116	26,497	26,773
Total non-performing assets	$77,665	$78,955	$86,787	$83,905	$79,917
Performing TDRs (troubled debt restructurings)	$6,459	$7,107	$9,212	$8,794	$10,833

Ratios (1) (2)
Allowance for loan losses to total loans	0.75%	0.73%	0.82%	0.83%	0.82%
Allowance for loan losses to non-performing loans	99%	90%	78%	72%	71%
Non-performing loans to total loans	0.76%	0.81%	1.05%	1.15%	1.15%
Non-performing assets (including performing TDRs)
to total assets	0.54%	0.57%	1.01%	1.02%	1.05%
Non-performing assets to total assets	0.50%	0.52%	0.91%	0.93%	0.93%
Annualized net charge offs to total loans	0.24%	0.53%	0.32%	0.23%	0.18%
Annualized net credit card charge offs to
total credit card loans	1.63%	1.54%	1.65%	1.42%	1.84%
Annualized net charge offs to total loans
(excluding credit cards)	0.20%	0.51%	0.27%	0.19%	0.11%

(1) Excludes all acquired loans, except for their inclusion in total assets.

(2) Includes acquired foreclosed assets and acquired other real estate owned.

Simmons First National Corporation									SFNC
Consolidated - Average Balance Sheet and Net Interest Income Analysis
For the Quarters Ended
(Unaudited)
	Three Months Ended Mar 2018			Three Months Ended Dec 2017			Three Months Ended Mar 2017
($ in thousands)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
ASSETS
Earning assets:
Interest bearing balances due from banks and federal funds sold	$338,505	$1,009	1.21%	$342,589	$947	1.10%	$131,328	$122	0.38%
Investment securities - taxable	1,785,874	9,599	2.18%	1,702,531	8,592	2.00%	1,292,441	6,477	2.03%
Investment securities - non-taxable (FTE)	293,071	4,083	5.65%	312,682	4,702	5.97%	348,834	4,884	5.68%
Mortgage loans held for sale	14,775	158	4.34%	15,144	175	4.58%	11,473	126	4.45%
Assets held in trading accounts	-	-	0.00%	14	-	0.00%	48	-	0.00%
Loans, including acquired loans	10,819,324	143,420	5.38%	9,772,043	132,704	5.39%	5,685,585	68,783	4.91%
Total interest earning assets (FTE)	13,251,549	158,269	4.84%	12,145,003	147,120	4.81%	7,469,709	80,392	4.36%
Non-earning assets	1,836,661			1,752,775			944,761
Total assets	$15,088,210			$13,897,778			$8,414,470

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest bearing liabilities:
Interest bearing transaction and
savings accounts	$6,579,295	$10,755	0.66%	$6,132,456	$8,762	0.57%	$3,950,169	$2,446	0.25%
Time deposits	2,003,668	4,842	0.98%	1,852,148	3,944	0.84%	1,262,430	1,758	0.56%
Total interest bearing deposits	8,582,963	15,597	0.74%	7,984,604	12,706	0.63%	5,212,599	4,204	0.33%
Federal funds purchased and securities
sold under agreement to repurchase	120,443	110	0.37%	126,432	97	0.30%	111,474	75	0.27%
Other borrowings	1,282,527	5,139	1.63%	988,614	3,993	1.60%	345,664	1,194	1.40%
Subordinated notes and debentures	162,813	1,327	3.31%	127,680	1,480	4.60%	60,452	574	3.85%
Total interest bearing liabilities	10,148,746	22,173	0.89%	9,227,330	18,276	0.79%	5,730,189	6,047	0.43%
Non-interest bearing liabilities:
Non-interest bearing deposits	2,632,182			2,476,235			1,466,501
Other liabilities	204,230			262,409			51,307
Total liabilities	12,985,158			11,965,974			7,247,997
Stockholders' equity	2,103,052			1,931,804			1,166,473
Total liabilities and stockholders' equity	$15,088,210			$13,897,778			$8,414,470
Net interest income (FTE)		$136,096			$128,844			$74,345
Net interest spread (FTE)			3.95%			4.02%			3.93%
Net interest margin (FTE) - quarter-to-date			4.17%			4.21%			4.04%

Net interest margin (FTE) - year-to-date			4.17%			4.07%			4.04%

Core net interest margin (FTE) - quarter-to-date (1)			3.82%			3.70%			3.80%
Core loan yield (FTE) - quarter-to-date (1)			4.95%			4.75%			4.59%

Core net interest margin (FTE) - year-to-date (1)			3.82%			3.76%			3.80%
Core loan yield (FTE) - year-to-date (1)			4.95%			4.69%			4.59%

(1) Calculations of core net interest margin and core loan yield and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2018	2017	2017	2017	2017
($ in thousands, except share data)
QUARTER-TO-DATE
Financial Highlights - GAAP
Net Income	$51,312	$18,903	$28,852	$23,065	$22,120
Diluted earnings per share	0.55	0.22	0.44	0.36	0.35
Return on average assets	1.38%	0.54%	1.25%	1.05%	1.07%
Return on average common equity	9.90%	3.88%	9.12%	7.65%	7.69%
Return on tangible common equity	18.77%	7.53%	14.47%	12.13%	12.22%
Net interest margin (FTE)	4.17%	4.21%	3.91%	4.04%	4.04%
FTE adjustment	1,130	1,925	1,751	2,082	1,965
Amortization of intangibles	2,837	2,839	1,724	1,553	1,550
Amortization of intangibles, net of taxes	2,096	1,725	1,048	944	942
Average diluted shares outstanding	92,638,765	87,036,044	64,847,592	64,051,560	63,225,800
Cash dividends declared per common share	0.15	0.13	0.13	0.13	0.13
Financial Highlights - Core (non-GAAP)
Core earnings (excludes non-core items) (1)	$52,618	$42,018	$27,746	$26,753	$22,532
Diluted core earnings per share (1)	0.57	0.48	0.43	0.42	0.36
Core net interest margin (FTE) (2)	3.82%	3.70%	3.77%	3.79%	3.80%
Accretable yield on acquired loans	11,294	15,684	2,890	4,792	4,427
Efficiency ratio (1)	53.24%	51.36%	55.06%	56.04%	60.92%
Core return on average assets (1)	1.41%	1.20%	1.20%	1.22%	1.09%
Core return on average common equity (1)	10.15%	8.63%	8.77%	8.87%	7.83%
Core return on tangible common equity (1)	19.23%	15.97%	13.93%	13.99%	12.44%
YEAR-TO-DATE
Financial Highlights - GAAP
Net Income	$51,312	$92,940	$74,037	$45,185	$22,120
Diluted earnings per share	0.55	1.33	1.16	0.71	0.35
Return on average assets	1.38%	0.92%	1.12%	1.06%	1.07%
Return on average common equity	9.90%	6.68%	8.18%	7.67%	7.69%
Return on tangible common equity	18.77%	11.26%	12.97%	12.17%	12.22%
Net interest margin (FTE)	4.17%	4.07%	3.99%	4.04%	4.04%
FTE adjustment	1,130	7,723	5,798	4,047	1,965
Amortization of intangibles	2,837	7,666	4,827	3,103	1,550
Amortization of intangibles, net of taxes	2,096	4,659	2,934	1,886	942
Average diluted shares outstanding	92,638,765	69,852,920	64,014,270	63,588,726	63,225,800
Cash dividends declared per common share	0.15	0.50	0.38	0.25	0.13
Financial Highlights - Core (non-GAAP)
Core earnings (excludes non-core items) (1)	$52,618	$119,049	$77,031	$49,285	$22,532
Diluted core earnings per share (1)	0.57	1.70	1.20	0.78	0.36
Core net interest margin (FTE) (2)	3.82%	3.76%	3.79%	3.79%	3.80%
Accretable yield on acquired loans	11,294	27,793	12,109	9,219	4,427
Efficiency ratio (1)	53.24%	55.27%	57.25%	58.40%	60.92%
Core return on average assets (1)	1.41%	1.18%	1.17%	1.15%	1.09%
Core return on average common equity (1)	10.15%	8.56%	8.51%	8.37%	7.83%
Core return on tangible common equity (1)	19.23%	14.28%	13.48%	13.23%	12.44%
END OF PERIOD
Book value per share	$22.86	$22.65	$19.51	$19.16	$18.65
Tangible book value per share	12.62	12.34	12.82	12.36	12.26
Shares outstanding	92,242,389	92,029,118	64,424,484	64,425,664	62,776,714
Full-time equivalent employees	2,626	2,640	1,942	1,919	1,876
Total number of financial centers	200	200	156	161	151

(1) Core earnings exclude non-core items, which is a non-GAAP measurement. Reconciliations to GAAP are included in the schedules accompanying this release.

(2) Excludes accretable yield adjustment on loans, which is a non-GAAP measurement. Reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Core Earnings (non-GAAP)
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2018	2017	2017	2017	2017
($ in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$51,312	$18,903	$28,852	$23,065	$22,120
Non-core items
Gain on sale of P&C insurance business	-	-	(3,708)	-	-
Donation to Simmons Foundation	-	5,000	-	-	-
Merger-related costs	1,711	14,044	752	6,603	524
Branch right-sizing	57	116	435	(536)	154
Tax effect (1)	(462)	(7,516)	1,415	(2,379)	(266)
Net non-core items (before SAB 118 adjustment)	1,306	11,644	(1,106)	3,688	412
SAB 118 adjustment (2)	-	11,471	-	-	-
Core earnings (non-GAAP)	$52,618	$42,018	$27,746	$26,753	$22,532

Diluted earnings per share	$0.55	$0.22	$0.44	$0.36	$0.35
Non-core items
Gain on sale of P&C insurance business	-	-	(0.06)	-	-
Donation to Simmons Foundation	-	0.06	-	-	-
Merger-related costs	0.02	0.17	0.01	0.11	0.01
Branch right-sizing	-	-	0.01	(0.01)	-
Tax effect (1)	-	(0.10)	0.03	(0.04)	-
Net non-core items (before SAB 118 adjustment)	0.02	0.13	(0.01)	0.06	0.01
SAB 118 adjustment (2)	-	0.13	-	-	-
Core earnings (non-GAAP)	$0.57	$0.48	$0.43	$0.42	$0.36

YEAR-TO-DATE
Net Income	$51,312	$92,940	$74,037	$45,185	$22,120
Non-core items
Gain from early retirement of trust preferred securities	-	-	-	-	-
Gain on sale of P&C insurance business	-	(3,708)	(3,708)	-	-
Donation to Simmons Foundation	-	5,000	-	-	-
Merger-related costs	1,711	21,923	7,879	7,127	524
Branch right-sizing	57	169	53	(382)	154
Tax effect (1)	(462)	(8,746)	(1,230)	(2,645)	(266)
Net non-core items (before SAB 118 adjustment)	1,306	14,638	2,994	4,100	412
SAB 118 adjustment (2)	-	11,471	-	-	-
Core earnings (non-GAAP)	$52,618	$119,049	$77,031	$49,285	$22,532

Diluted earnings per share	$0.55	$1.33	$1.16	$0.71	$0.35
Non-core items
Gain from early retirement of trust preferred securities	-	-	-	-	-
Gain on sale of P&C insurance business	-	(0.04)	(0.06)	-	-
Donation to Simmons Foundation	-	0.07
Merger-related costs	0.02	0.31	0.12	0.12	0.01
Branch right-sizing	-	-	-	(0.01)	-
Tax effect (1)	-	(0.13)	(0.02)	(0.04)	-
Net non-core items (before SAB 118 adjustment)	0.02	0.21	0.04	0.07	0.01
SAB 118 adjustment (2)	-	0.16	-	-	-
Core earnings (non-GAAP)	$0.57	$1.70	$1.20	$0.78	$0.36

(1) Effective tax rate of 26.135% for 2018 and 39.225% for prior years, adjusted for non-deductible merger-related costs and deferred tax items on P&C insurance sale.

(2) Tax adjustment to revalue deferred tax assets and liabilities to account for the future impact of lower corporate tax rates resulting from the "Tax Cuts and Jobs Act", signed into law on December 22, 2017.

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - End of Period
For the Quarters Ended
(Unaudited)	Mar 31	Dec 31	Sept 30	Jun 30	Mar 31
	2018	2017	2017	2017	2017
($ in thousands, except per share data)

Calculation of Tangible Common Equity and the Ratio of Tangible Common Equity to Tangible Assets

Total common stockholders' equity	$2,109,051	$2,084,564	$1,257,199	$1,234,076	$1,170,889
Intangible assets:
Goodwill	(845,687)	(842,651)	(375,731)	(379,437)	(350,035)
Other intangible assets	(99,504)	(106,071)	(55,501)	(58,528)	(51,408)
Total intangibles	(945,191)	(948,722)	(431,232)	(437,965)	(401,443)
Tangible common stockholders' equity	$1,163,860	$1,135,842	$825,967	$796,111	$769,446

Total assets	$15,597,309	$15,055,806	$9,535,370	$9,068,308	$8,626,638
Intangible assets:
Goodwill	(845,687)	(842,651)	(375,731)	(379,437)	(350,035)
Other intangible assets	(99,504)	(106,071)	(55,501)	(58,528)	(51,408)
Total intangibles	(945,191)	(948,722)	(431,232)	(437,965)	(401,443)
Tangible assets	$14,652,118	$14,107,084	$9,104,138	$8,630,343	$8,225,195

Ratio of equity to assets	13.52%	13.85%	13.18%	13.61%	13.57%
Ratio of tangible common equity to tangible assets	7.94%	8.05%	9.07%	9.22%	9.35%

Calculation of Discount for credit losses and allowance on loans acquired to total loans acquired plus discount for credit losses and allowance on loans acquired

Credit discount on acquired loans	$79,087	$89,275	$24,994	$28,409	$28,941
Allowance for loan losses on acquired loans	407	418	391	391	435
Total credit discount and ALLL on acquired loans	$79,494	$89,693	$25,385	$28,800	$29,376
Total loans acquired	$4,776,439	$5,163,769	$1,117,424	$1,253,539	$1,173,667
Discount and ALLL on acquired loans to acquired loans	1.66%	1.74%	2.27%	2.30%	2.50%

Calculation of Total Allowance and Credit Coverage

Allowance for loan losses	$47,207	$41,668	$42,717	$41,379	$37,865
Total credit discount and ALLL on acquired loans	79,494	89,693	25,385	28,800	29,376
Total allowance and credit discount	$126,701	$131,361	$68,102	$70,179	$67,241
Total loans	$11,066,822	$10,869,378	$6,328,736	$6,254,155	$5,806,572
Total allowance and credit coverage	1.14%	1.21%	1.08%	1.12%	1.16%

Calculation of Tangible Book Value per Share

Total common stockholders' equity	$2,109,051	$2,084,564	$1,257,199	$1,234,076	$1,170,889
Intangible assets:
Goodwill	(845,687)	(842,651)	(375,731)	(379,437)	(350,035)
Other intangible assets	(99,504)	(106,071)	(55,501)	(58,528)	(51,408)
Total intangibles	(945,191)	(948,722)	(431,232)	(437,965)	(401,443)
Tangible common stockholders' equity	$1,163,860	$1,135,842	$825,967	$796,111	$769,446
Shares of common stock outstanding	92,242,389	92,029,118	64,424,484	64,425,664	62,776,714
Book value per common share	$22.86	$22.65	$19.51	$19.16	$18.65
Tangible book value per common share	$12.62	$12.34	$12.82	$12.36	$12.26

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Quarter-to-Date
For the Quarters Ended
(Unaudited)	Mar 31	Dec 31	Sept 30	Jun 30	Mar 31
	2018	2017	2017	2017	2017
($ in thousands)
Calculation of Core Return on Average Assets

Net income	$51,312	$18,903	$28,852	$23,065	$22,120
Net non-core items, net of taxes, adjustment	1,306	23,115	(1,106)	3,688	412
Core earnings	$52,618	$42,018	$27,746	$26,753	$22,532

Average total assets	$15,088,210	$13,897,778	$9,175,607	$8,812,460	$8,414,470

Return on average assets	1.38%	0.54%	1.25%	1.05%	1.07%
Core return on average assets	1.41%	1.20%	1.20%	1.22%	1.09%

Calculation of Return on Tangible Common Equity

Net income	$51,312	$18,903	$28,852	$23,065	$22,120
Amortization of intangibles, net of taxes	2,096	1,725	1,048	944	942
Total income available to common stockholders	$53,408	$20,628	$29,900	$24,009	$23,062

Net non-core items, net of taxes	1,306	23,115	(1,106)	3,688	412
Core earnings	52,618	42,018	27,746	26,753	22,532
Amortization of intangibles, net of taxes	2,096	1,725	1,048	944	942
Total core income available to common stockholders	$54,714	$43,743	$28,794	$27,697	$23,474

Average common stockholders' equity	$2,103,052	$1,931,804	$1,255,694	$1,209,343	$1,166,473
Average intangible assets:
Goodwill	(844,148)	(731,661)	(378,387)	(362,925)	(348,837)
Other intangibles	(104,718)	(113,770)	(57,232)	(52,419)	(52,169)
Total average intangibles	(948,866)	(845,431)	(435,619)	(415,344)	(401,006)
Average tangible common stockholders' equity	$1,154,186	$1,086,373	$820,075	$793,999	$765,467

Return on average common equity	9.90%	3.88%	9.12%	7.65%	7.69%
Return on tangible common equity	18.77%	7.53%	14.47%	12.13%	12.22%
Core return on average common equity	10.15%	8.63%	8.77%	8.87%	7.83%
Core return on tangible common equity	19.23%	15.97%	13.93%	13.99%	12.44%

Calculation of Efficiency Ratio (1)

Non-interest expense	$98,073	$108,490	$66,159	$71,408	$66,322
Non-core non-interest expense adjustment	(1,772)	(19,160)	(862)	(6,700)	(635)
Other real estate and foreclosure expense adjustment	(1,020)	(865)	(1,071)	(517)	(550)
Amortization of intangibles adjustment	(2,837)	(2,839)	(1,724)	(1,553)	(1,550)
Efficiency ratio numerator	$92,444	$85,626	$62,502	$62,638	$63,587

Net-interest income	$134,966	$126,919	$78,819	$76,812	$72,380
Non-interest income	37,535	36,629	36,332	35,744	30,060
Non-core non-interest income adjustment	(4)	-	(3,383)	(632)	43
Fully tax-equivalent adjustment	1,130	1,925	1,751	2,082	1,965
(Gain) loss on sale of securities	(6)	1,243	(3)	(2,236)	(63)
Efficiency ratio denominator	$173,621	$166,716	$113,516	$111,770	$104,385

Efficiency ratio (1)	53.24%	51.36%	55.06%	56.04%	60.92%

Calculation of Core Net Interest Margin

Net interest income	$134,966	$126,919	$78,819	$76,812	$72,380
Fully tax-equivalent adjustment	1,130	1,925	1,751	2,082	1,965
Fully tax-equivalent net interest income	136,096	128,844	80,570	78,894	74,345

Total accretable yield	(11,294)	(15,684)	(2,890)	(4,792)	(4,427)
Core net interest income	$124,802	$113,160	$77,680	$74,102	$69,918
Average earning assets	$13,251,549	$12,145,003	$8,182,292	$7,841,208	$7,469,709

Net interest margin	4.17%	4.21%	3.91%	4.04%	4.04%
Core net interest margin	3.82%	3.70%	3.77%	3.79%	3.80%

Calculation of Core Loan Yield

Loan interest income	$143,350	$132,617	$77,457	$73,549	$68,728
Total accretable yield	(11,294)	(15,684)	(2,890)	(4,792)	(4,427)
Core loan interest income	$132,056	$116,933	$74,567	$68,757	$64,301
Average loan balance	$10,819,324	$9,772,043	$6,261,507	$5,954,019	$5,685,585

Core loan yield	4.95%	4.75%	4.72%	4.63%	4.59%

(1) Efficiency ratio is noninterest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and non-core items.

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Year-to-Date
For the Quarters Ended
(Unaudited)	Mar 31	Dec 31	Sept 30	Jun 30	Mar 31
	2018	2017	2017	2017	2017
($ in thousands)
Calculation of Core Return on Average Assets

Net income	$51,312	$92,940	$74,037	$45,185	$22,120
Net non-core items, net of taxes, adjustment	1,306	26,109	2,994	4,100	412
Core earnings	$52,618	$119,049	$77,031	$49,285	$22,532

Average total assets	$15,088,210	$10,074,951	$8,800,675	$8,613,240	$8,414,470

Return on average assets	1.38%	0.92%	1.12%	1.06%	1.07%
Core return on average assets	1.41%	1.18%	1.17%	1.15%	1.09%

Calculation of Return on Tangible Common Equity

Net income	$51,312	$92,940	$74,037	$45,185	$22,120
Amortization of intangibles, net of taxes	2,096	4,659	2,934	1,886	942
Total income available to common stockholders	$53,408	$97,599	$76,971	$47,071	$23,062

Net non-core items, net of taxes	1,306	26,109	2,994	4,100	412
Core earnings	52,618	119,049	77,031	49,285	22,532
Amortization of intangibles, net of taxes	2,096	4,659	2,934	1,886	942
Total core income available to common stockholders	$54,714	$123,708	$79,965	$51,171	$23,474

Average common stockholders' equity	$2,103,052	$1,390,815	$1,210,487	$1,187,906	$1,166,473
Average intangible assets:
Goodwill	(844,148)	(455,453)	(363,383)	(355,881)	(348,837)
Other intangibles	(104,718)	(68,896)	(53,941)	(52,294)	(52,169)
Total average intangibles	(948,866)	(524,349)	(417,324)	(408,175)	(401,006)
Average tangible common stockholders' equity	$1,154,186	$866,466	$793,163	$779,731	$765,467

Return on average common equity	9.90%	6.68%	8.18%	7.67%	7.69%
Return on tangible common equity	18.77%	11.26%	12.97%	12.17%	12.22%
Core return on average common equity	10.15%	8.56%	8.51%	8.37%	7.83%
Core return on tangible common equity	19.23%	14.28%	13.48%	13.23%	12.44%

Calculation of Efficiency Ratio (1)

Non-interest expense	$98,073	$312,379	$203,889	$137,730	$66,322
Non-core non-interest expense adjustment	(1,772)	(27,357)	(8,197)	(7,335)	(635)
Other real estate and foreclosure expense adjustment	(1,020)	(3,042)	(2,177)	(1,067)	(550)
Amortization of intangibles adjustment	(2,837)	(7,666)	(4,827)	(3,103)	(1,550)
Efficiency ratio numerator	$92,444	$274,314	$188,688	$126,225	$63,587

Net-interest income	$134,966	$354,930	$228,011	$149,192	$72,380
Non-interest income	37,535	138,765	102,136	65,804	30,060
Non-core non-interest income adjustment	(4)	(3,972)	(3,972)	(589)	43
Fully tax-equivalent adjustment	1,130	7,723	5,798	4,047	1,965
(Gain) loss on sale of securities	(6)	(1,059)	(2,302)	(2,299)	(63)
Efficiency ratio denominator	$173,621	$496,387	$329,671	$216,155	$104,385

Efficiency ratio (1)	53.24%	55.27%	57.25%	58.40%	60.92%

Calculation of Core Net Interest Margin

Net interest income	$134,966	$354,930	$228,011	$149,192	$72,380
Fully tax-equivalent adjustment	1,130	7,723	5,798	4,047	1,965
Fully tax-equivalent net interest income	136,096	362,653	233,809	153,239	74,345

Total accretable yield	(11,294)	(27,793)	(12,109)	(9,219)	(4,427)
Core net interest income	$124,802	$334,860	$221,700	$144,020	$69,918
Average earning assets	$13,251,549	$8,908,418	$7,829,548	$7,653,177	$7,469,709

Net interest margin	4.17%	4.07%	3.99%	4.04%	4.04%
Core net interest margin	3.82%	3.76%	3.79%	3.79%	3.80%

Calculation of Core Loan Yield

Loan interest income	$143,350	$352,351	$219,734	$142,277	$68,728
Total accretable yield	(11,294)	(27,793)	(12,109)	(9,219)	(4,427)
Core loan interest income	$132,056	$324,558	$207,625	$133,058	$64,301
Average loan balance	$10,819,324	$6,918,293	$5,967,036	$5,819,803	$5,685,585

Core loan yield	4.95%	4.69%	4.65%	4.61%	4.59%

(1) Efficiency ratio is noninterest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and non-core items.